UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC
6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, during the second quarter of fiscal 2026, management of Spire Inc. (the “Company”) determined that as a result of recent dispositions, the operations of Spire Marketing Inc. (“Spire Marketing”) and Spire Storage met the criteria for presentation as discontinued operations under Accounting Standards Codification Topic 205-20, Presentation of Financial Statements—Discontinued Operations (“ASC 205-20”). In addition, the Company revised its reportable segments, and results of Spire MoGas and Spire STL Pipeline, previously reflected in the Midstream segment, are now included in Other.

In accordance with ASC 205-20, the Company has recast its previously reported fiscal year 2025 quarterly financial information to present the results of Spire Marketing and Spire Storage as discontinued operations for all periods presented and to reflect a change in segment reporting. This reclassification is presentational only. Consolidated net income, total assets, stockholders’ equity, and cash flows as previously reported for each period are unchanged. This Current Report and the Exhibit attached hereto are not an amendment to, or a restatement of, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, nor do they revise any other information contained in that report.

An investor presentation containing the unaudited recast quarterly financial information is included in Exhibit 99.1 attached to this Current Report on Form 8-K and has been made available on the Investor Relations section of its website at https://investors.spireenergy.com.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Information

This Current Report contains certain statements that may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding our future financial performance, business strategy, market conditions, and other anticipated developments. These statements are based on current expectations, estimates, forecasts, and projections, as well as management’s beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed or implied in these statements due to various factors, including those described in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Fiscal 2025 Continuing Operations Earnings Recast (unaudited)
104	Cover Page Interactive Data File (formatted in Inline XBRL and included in the Interactive Data Files submitted under Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	July 8, 2026	By:	/s/ Adam Woodard
Adam Woodard Executive Vice President and Chief Financial Officer